EXHIBIT 99.A2


THE OFFER WILL EXPIRE ON FRIDAY, MAY 1, 1998 AT 5:00 P.M., NEW YORK CITY TIME, UNLESS EXTENDED BY THE COMPANY. TENDERING SHAREHOLDERS HAVE THE RIGHT TO WITHDRAW SHARES TENDERED AT ANY TIME PRIOR TO EXPIRATION OF THE OFFER AND THEY MAY WITHDRAW SHARES AFTER FRIDAY, MAY 22, 1998, UNLESS ACCEPTED BY THE COMPANY BY THAT DATE.

                            LETTER OF TRANSMITTAL
                     TO ACCOMPANY SHARES OF COMMON STOCK
                                     OF
                         INTELLIGENT CONTROLS, INC.
                 TENDERED PURSUANT TO THE OFFER TO PURCHASE
                            DATED MARCH 30, 1998

             DEPOSITARY:  AMERICAN STOCK TRANSFER & TRUST COMPANY


                                                Facsimile Transmission
             By Mail:                      (For Eligible Institutions Only):
    By Hand or Overnight Delivery:                  (718) 234-5001

        American Stock Transfer                 American Stock Transfer
            & Trust Company                         & Trust Company
            40 Wall Street                  Confirm Facsimile by Telephone:
          New York, NY  10005                       (718) 921-8200
            (800) 937-5449
            (781) 921-8200

      Delivery of this Letter of Transmittal to an address other than as set forth above or transmission to a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter is completed.

      Shares of Common Stock must be properly tendered prior to 5:00 P.M., New York City time, on Friday, May 1, 1998 to assure that at least a portion of such shares will be purchased if more than 325,000 shares are properly tendered by that date.

      This Letter of Transmittal is to be completed by holders of shares of Common Stock if either (1) certificates for such shares are to be forwarded herewith or (2) delivery of shares is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company ("DTC"), the Midwest Securities Trust Company ("MSTC") or the Philadelphia Depository Trust Company ("PDTC") pursuant to the procedures set forth in
Section 2 of the Offer to Purchase. Holders of shares of Common Stock whose certificates are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Depositary prior to the Expiration Date (or who are unable to complete the procedure for book-entry transfer on a timely basis) must tender their shares according to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. See Instruction 2.


                         DESCRIPTION OF SHARES TENDERED
                           (SEE INSTRUCTIONS 3 AND 4)


List below the Certificate(s) Enclosed (Attach signed supplemental list if necessary)

                                                             Total No.
Name(s) and Address(es) of Registered                        of Shares          Number of
Holder(s) (Please fill in exactly as       Certificate     Represented by        Shares
Name(s) appear(s) on certificates            No.(s)*       Certificate(s)*     Tendered**
------------------------------------------------------------------------------------------

----------------------------------------   -----------     ---------------     -----------

----------------------------------------   -----------     ---------------     -----------

----------------------------------------   -----------     ---------------     -----------

----------------------------------------   -----------     ---------------     -----------

----------------------------------------   -----------     ---------------     -----------

----------------------------------------   -----------     ---------------     -----------

                                                  Total No. of Shares Tendered
------------------------------------------------------------------------------------------

<F*>   Need not be completed by Shareholders who tender Shares by book-entry transfer.

<F**>  If you desire to tender fewer than all Shares evidenced by any certificate listed above, please indicate in this column the number you wish to tender. Otherwise all Shares evidenced by such certificates will be deemed to have been tendered.


[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC, MSTC OR PDTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC, MSTC OR PDTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

         Name of Tendering Institution ____________________________________
         DTC, MSTC or PDTC Account Number _________________________________
         Transaction Code Number __________________________________________

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

         Name of Registered Owner(s) ______________________________________
         Date of Execution of Notice of Guaranteed Delivery _______________ Name of Institution which Guaranteed Delivery ____________________ DTC, MSTC or PDTC Account Number (if to be delivered by book-entry transfer) ____________________________________________

                    NOTE:  SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      The undersigned hereby tenders to INTELLIGENT CONTROLS, INC., a Maine corporation (the "Company"), the certificates described below representing shares of its Common Stock (the "Shares"), at $3.25 per Share net to the seller in cash, upon the terms and conditions set forth in the Offer to Purchase dated March 30, 1998, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

      The undersigned hereby sells, assigns and transfers to or upon the order of the Company all Shares tendered hereby that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints the Depositary as attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares or transfer ownership of such Shares on the account books maintained by DTC, MSTC or PDTC, together in either case with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (b) present such certificates for cancellation and transfer of such Shares on the Company's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The undersigned hereby warrants that the undersigned has full authority to sell, assign and transfer the Shares tendered hereby and that the Company will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sale agreements or other obligations relating to the sale or transfer thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale, assignment and transfer.

      The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase or in the Instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

      The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may not be required to purchase any of the Shares tendered hereby or may accept for purchase fewer than all of the Shares tendered hereby. In either event, the undersigned understands that certificate(s) for any Shares not purchased will be returned to the undersigned at the address indicated above unless otherwise indicated under the Special Delivery Instructions or Special Payment Instructions below.
The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for Shares from the name of the registered holder thereof to another name if the Company purchases none of the Shares represented by such certificates.

      The check for the purchase price for such of the tendered Shares as are purchased will be issued to the undersigned and mailed to the address indicated above unless otherwise indicated under the Special Delivery Instructions or Special Payment Instructions below.

      All authority hereby conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.


                                   SIGN HERE
                        (SEE INSTRUCTIONS 1, 5, 6 AND 9)


                 ..............................................

                 ..............................................
                            (Signature(s) of Owner(s)

                 Dated..................................., 1998

                 Name(s).......................................

                        .......................................
                                     (Please Print)

                 Area Code and Telephone Numbers

                      (Day)...........................

                      (Night).........................

                 Tax ID or Social Security No.(s)..............

                 ..............................................


                           GUARANTEE OF SIGNATURE(S)

                         (If Required by Instruction 1)


                 Authorized Signature..........................

                 Name..........................................
                                    (Please Print)

                 Name of Firm..................................

                 Address.......................................
                                 (Including Zip Code)

                 Dated...................., 1998


      The shareholder represents to the Company that such shareholder owns the Shares being tendered withing the meaning of Exchange Act Rule 14e-4 and the tender of such Shares complies with Rule 14e-4.


                          SPECIAL PAYMENT INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 7)

      To be completed ONLY if certificates for unpurchased Shares and/or any check are to be issued in the name of and sent to someone other than the undersigned.

Issue Check and/or Certificates to:

Name(s)  __________________________________________________________________
                                   (Please Print)

Address  __________________________________________________________________

___________________________________________________________________________
                               (Include Zip Code)

_____________________________________________
 (Tax Identification or Social Security No.)


                                   SIGNATURE
                  (IF SPECIAL PAYMENT INSTRUCTIONS ARE GIVEN)
                              (SEE INSTRUCTION 9)


___________________________________________________________________________
                       Signature(s) of Substitute Payee(s)

Dated __________________________________________, 1998

By signing and completing the form above, under the penalties of perjury, I/we certify that the above tax identification or social security number(s) is/are correct.

Note: Failure to complete and sign may result in backup withholding of 31% of the payments due to you. See Instruction 9.

___________________________________________________________________________

Signature(s) of Owner(s) (if the box above has been completed):

___________________________________      ___________________________________



                         SPECIAL DELIVERY INSTRUCTIONS
                              (SEE INSTRUCTION 7)


To be completed ONLY if certificates for unpurchased Shares and/or the check, issued in the name of the undersigned, are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

                 Deliver [ ] check and/or [ ] certificates to:

Name(s) __________________________________________________________________
                                  (Please Print)

Address __________________________________________________________________
                                (Include Zip Code)

Signature(s) of Owner(s)

___________________________________      ___________________________________



                        SUBSTITUTE FORM W-9 BELOW MUST BE
                          COMPLETED - SEE INSTRUCTION 9


PAYER'S NAME:  AMERICAN STOCK TRANSFER & TRUST COMPANY

SUBSTITUTE FORM W-9
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE

Part 1 -- PLEASE PROVIDE YOUR TIN IN      TIN______________________________
THE BOX AT RIGHT AND CERTIFY BY              SOCIAL SECURITY NUMBER OR
SIGNING AND DATING BELOW.                    EMPLOYER IDENTIFICATION

___________________________________________________________________________

Part 2 -- Check the box if you are NOT subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code because
(1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup
withholding.     [ ]
___________________________________________________________________________

Part 3 --

Awaiting TIN [ ]


CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I
CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM
IS TRUE, CORRECT AND COMPLETE.


      SIGNATURE:__________________________       DATE:_____________, 1998

___________________________________________________________________________


           CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of any cash payment made to me will be withheld, but that such dividend will be refuned to me if I then provide a Taxpayer Identification Number within sixty (60) days.

SIGNATURE: ______________________________  DATE: _________________, 1998



                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER


      1. GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered institutional holder of the Shares (which registered holder, for purposes of this document, shall include any participant in DTC, MSTC or PDTC whose name appears on a security position listing as the owner of the Shares) tendered herewith and payment is to be made directly to such holder, or if such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch or agency in the United States (each being hereinafter referred to as an "Eligible Institution"), no signature guarantee is required. In all other cases all signatures in the box entitled "Sign Here" on this Letter of Transmittal must be guaranteed by an Eligible Institution.

      2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by shareholders if either (1) certificates are to be forwarded herewith or (2) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 2 of the Offer to Purchase. Certificates for all physically tendered Shares or confirmation of any book-entry transfer into the Depositary's accounts at DTC, MSTC or PDTC of Shares tendered electronically, as well as a properly completed and duly executed Letter of Transmittal or facsimile thereof and any other documents required by this Letter of Transmittal, must be received by the Depositary at the appropriate address set forth herein prior to the Expiration Date of the Offer as defined in Section 1 of the Offer to Purchase. If certificates representing Shares are not immediately available (or if the book-entry transfer procedure cannot be completed on a timely basis) or if time will not permit all required documents to reach the Depositary prior to the Expiration Date, Shares may be tendered by or through an Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery and by otherwise complying with the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. Note that the Notice of Guaranteed Delivery may be completed only by an Eligible Institution.

      THE METHOD OF DELIVERY OF CERTIFICATES REPRESENTING SHARES AND OTHER DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, INSURED REGISTERED MAIL, RETURN RECEIPT REQUESTED, IS RECOMMENDED.

      No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Shares for payment.

      3. INADEQUATE SPACE. If the space provided is inadequate, the certificate numbers and number of Shares should be listed on a separate signed schedule attached hereto.

      4.  PARTIAL TENDERS.  (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER
BY BOOK-ENTRY TRANSFER). If fewer than all of the shares of Common Stock evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the column entitled "Number of Shares Tendered" in the box captioned "Description of Shares Tendered." A new certificate for the remainder of the Shares evidenced by the old certificate(s) and for the number of Shares not purchased after proration, if any, will be sent to you, unless otherwise specified in the "Special Delivery Instructions" or "Special Payment Instructions" boxes on this Letter of Transmittal, as soon as practicable after the Expiration Date of the Offer. All Shares represented by certificates listed are deemed to have been tendered unless otherwise indicated.

      5.  SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND
ENDORSEMENTS.

            (a) If this Letter of Transmittal is signed by the registered holder of the Shares represented by the certificates tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate without any change whatsoever.

            (b) If any of the Shares tendered hereby are held of record by two or more joint holders, all such holders must sign this Letter of Transmittal.

            (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates. Photocopies of this form of Letter of Transmittal will be accepted if original signatures are affixed.

            (d) When this Letter of Transmittal is signed by the registered holder(s) of the certificates listed and transmitted hereby, no endorsements of certificates or separate stock powers are required. If, however, the certificates for unpurchased Shares are to be issued to a person other than the registered holder(s), then the certificates transmitted hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See also Instruction 1.

            (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and must submit proper evidence satisfactory to the Company of their authority so to act.

            (f) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name of the registered holder(s) appears on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See also Instruction 1.

      6. STOCK TRANSFER TAXES. The Company will pay all stock transfer taxes, if any, payable on the transfer to it of Shares purchased pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted by the Offer) if unpurchased Shares are to be registered in the name of, any person other than the registered holder, or if tendered certificates representing Shares are registered in the name of any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted to the Depositary.

      7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificates representing unpurchased Shares and/or checks are to be issued in the name of a person other than the signer of this Letter of Transmittal or if such certificates and/or checks are to be delivered to someone other than the signer of this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal should be completed.

      8. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Company, which determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders determined by it to be not in appropriate form or which would, in the opinion of the Company's counsel, be unlawful to pay for or accept. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender with respect to any particular Shares or any particular shareholder, and the Company's interpretations of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. Neither the Company, nor the Depositary, shall be obligated to give notice of defects or irregularities in tenders, nor shall they incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

      9. SUBSTITUTE FORM W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 attached as part of the Letter of Transmittal. Failure to provide the information on the form may subject the tendering shareholder to 31% withholding on the payment of the purchase price. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price thereafter until a TIN is provided to the Depositary. SEE IMPORTANT TAX INFORMATION, BELOW.

      10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery, may be directed to Sharon L. Binette, Director of Shareholder Relations, at the address set forth below.


      IMPORTANT: This Letter of Transmittal or facsimile thereof (together with the certificates or confirmation of book-entry transfer and other required documents), or the Notice of Guaranteed Delivery must be received by the Depositary prior to 5:00 P.M., New York City time on May 1, 1998.


                          The information agent is:

                              Sharon L. Binette
                      Director of Shareholder Relations
                         Intelligent Controls, Inc.
                    74 Industrial Park Road, P.O. Box 638
                               Saco, ME 04072

                               (207) 283-0156
                                      or
                        Call toll free (800) 872-3455



                          IMPORTANT TAX INFORMATION

      Under the federal income tax law, a shareholder whose tendered Shares are accepted for purchase is required by law to provide the Depositary (as payer) with his/her correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 attached as part of the Letter of Transmittal. If such shareholder is an individual, the TIN is his/her social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

      Exempt shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. (In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Depositary.) See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

      If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in any overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

      To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of his/her correct TIN by completing the Substitute Form W-9 certifying that the TIN provided on such Form is correct (or that such shareholder is awaiting a TIN and that (1) the shareholder has not been notified by the Internal Revenue Service that he/she is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he/she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

      The shareholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.


           GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                        NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER

Social Security numbers have nine digits separated by two hyphens:
i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                                   GIVE NAME AND SSN OF:

1.   Individual                                             The individual

2.   Two or more individuals (joint account)                The actual owner of the account
                                                            or, if combined funds, the first
                                                            individual on the account(1)

3.   Custodian account of a minor (Uniform Gift             The minor(2)
     to Minors Act)

4.   (a)  The usual revocable savings trust                 The grantor-trustee(1)
          (grantor is also trustee)

     (b)  So-called trust account that is not a             The actual owner(1)
          legal or valid trust under state law

5.   Sole proprietorship                                    The owner(3)

------------------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                                   GIVE NAME AND EIN OF:

6.   Sole proprietorship                                    The owner(3)

7.   A valid trust, estate, or pension trust                Legal entity(4)

8.   Corporate                                              The corporation

9.   Association, club, religious, charitable,              The organization
     educational, or other tax-exempt organization

10.  Partnership                                            The partnership

11.  A broker or registered nominee                         The broker or nominee

12.  Account with the Department of Agriculture in          The public entity
     the name of a public entity (such as a state or
     local government, school district, or prison)
     that receives agricultural program payments
------------------------------------------------------------------------------------------

<F1>  List first and circle the name of the person whose number you furnish.
<F2>  Circle the minor's name and furnish the minor's SSN.
<F3>  You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN.
<F4>  List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.


OBTAINING A NUMBER

If you don't have a taxpayer identification number ("TIN"), obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employee Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service ("IRS") and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

(Section references are to the Internal Revenue Code of 1986, as amended).

Payees specifically exempted from backup withholding on ALL payments of interest and dividends include the following:

(1)   A corporation.

(2) An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

(3)   The United States or any of its agencies or instrumentalities.

(4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(5) A foreign government or any of its political subdivisions, agencies, or instrumentalities.

(6) An international organization or any of its agencies or instrumentalities.

(7)   A foreign central bank of issue.

(8) A dealer in securities or commodities required to register in the United States or a possession of the United States.

(9) A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)  A real estate investment trust.

(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)  A common trust fund operated by a bank under section 584(a).

(13)  A financial institution.

(14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

(15)  A trust exempt from tax under section 664 or described in section
      4947.

For broker transactions, payees listed in items 1 through 13 above, and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt.

PAYMENTS OF DIVIDENDS AND PATRONAGE DIVIDENDS GENERALLY NOT SUBJECT TO BACKUP WITHHOLDING INCLUDE THE FOLLOWING:

o     Payments to nonresident aliens subject to withholding under section
      1441.

o Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

o     Payments of patronage dividends not paid in money.

o     Payments made by certain foreign organizations.

o     Section 404(k) payments made by an ESOP.

PAYMENTS OF INTEREST GENERALLY NOT SUBJECT TO BACKUP WITHHOLDING INCLUDE THE
FOLLOWING:

o     Payments of interest on obligations issued by individuals.

      NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.


o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

o     Payments described in section 6049(b)(5) to nonresident aliens.

o     Payments on tax-free covenant bonds under section 1451.

o     Payments made by certain foreign organizations.

o     Payments of mortgage interest.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. If you are a non-resident alien or foreign entity not subject to backup withholding, give the payer a completed Form W-8, Certificate of Foreign Status.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041(A), 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.


PRIVACY ACT NOTICE

Section 6109 requires you give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

PENALTIES

FAILURE TO FURNISH TIN. -- If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certification or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINs. -- If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.